UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 27, 2006

HAEMONETICS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-10730	04-2882273

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road	02184

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     781-848-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02b     Departure of Director

On October 27, 2006, Ronald A. Matricaria, Chairman of the Board of Directors (the Board), notified the Board of his decision to retire from the Board at the end of the calendar year.   Mr. Matricaria noted that his decision was for personal reasons and not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits

                    Exhibit 99.1 – The Company’s press release dated October 31, 2006

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION

(Registrant)

Date: October 31, 2006	/s/ Ronald J. Ryan

Ronald J. Ryan, Vice President and Chief Financial Officer